Exhibit 99.1

enGene, Inc. and Forbion European Acquisition Corp. (“FEAC”, Nasdaq: FRBN) Announce

Business Combination Agreement to

Create Nasdaq-Listed Biotechnology Company Developing Next-Generation Non-Viral, Locally

Administered Gene Therapies

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Leading institutional investors commit $135 million USD in transaction financing, anchored by FEAC’s sponsor, Forbion Growth Sponsor FEAC I B.V. (together with its parent entity Forbion Growth Opportunities Fund I Cooperatief U.A., “Forbion Growth”).

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enGene is a clinical-stage biotechnology company developing non-viral gene therapies based on its proprietary dually derivatized chitosan (“DDX”) platform that are re-dosable, manufacturable at scale and designed to be seamlessly integrated into community clinical practices across the globe.

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Net proceeds are expected to be used to finance enGene’s operations through multiple potential value inflection milestones towards a potential Biologics License Application (“BLA”) submission in 2025 for detalimogene voraplasmid (EG-70), enGene’s intravesical candidate for BCG-unresponsive, non-muscle invasive bladder cancer (NMBIC) with carcinoma-in-situ (“CIS”).

•	Business combination is expected to be completed in H2 2023.

Montreal, Canada & Naarden, The Netherlands, May 17, 2023 — enGene, Inc. (“enGene”), a clinical-stage biotechnology company pioneering novel non-viral gene therapies for local administration into mucosal tissues, and Forbion European Acquisition Corp. (“FEAC,” Nasdaq: FRBN), a special purpose acquisition company, today announced that they have entered into a definitive business combination agreement. Upon closing of the transaction, the combined company will be named “enGene Holdings Inc.” whose common shares are expected to be listed on Nasdaq. The financing for the transaction includes Forbion Growth’s existing investment in FEAC Class A shares of $20 million and a PIPE investment, other private investment and non-redemption commitment of approximately $115 million, anchored by Forbion Growth, with the participation of new leading institutional investors including, among others, BVF Partners, Omega Funds, Cowen Healthcare Investments, Investissement Québec, Vivo Capital, Northleaf Capital Partners and CTI Life Sciences Fund III, along with existing enGene investors Forbion Ventures III, Fonds de solidarité FTQ and Lumira Ventures.

Net proceeds are expected to be used to fund the clinical development of intravesical detalimogene voraplasmid (EG-70), a monotherapy for Bacillus Calmette-Guérin (BCG)-unresponsive NMIBC with CIS through significant milestones. The transaction is further expected to support the development of earlier pipeline programs in gynecological/genitourinary (GYN/GU) malignancies and respiratory diseases.

“While gene therapy has fundamentally changed treatment outcomes for patients with challenging illnesses, the products themselves are often difficult to manufacture and administer,” said Jason Hanson, J.D., CEO of enGene. “Our mission at enGene is to broaden the reach of gene therapy by creating safe, locally deliverable, non-viral therapies while freeing physicians from the onerous handling procedures typically required by viral-based gene therapy products. The proposed business combination with FEAC will enable us to build on the favorable safety and promising preliminary efficacy data from the Phase 1 portion of our Phase 1/2 LEGEND clinical trial of intravesical detalimogene voraplasmid, which we believe has the potential to set a new bar for organ-sparing NMIBC treatments and serve as the cornerstone of a multi-indication franchise.”

“By the time patients are diagnosed with BCG-refractory NMIBC with CIS, most have already endured several courses of invasive multi-modal therapy, often involving surgery, intravesical chemotherapy, and BCG immunotherapy,” said Jasper Bos, Ph.D., CEO of FEAC. “Based on the Phase I results, we believe that detalimogene voraplasmid is likely to show meaningful monotherapy efficacy against this challenging backdrop, and it does not require the accompanying use of an indwelling device or co-administration with BCG or anti-PD-1/anti-PD-L1 agent. Moreover, in our view enGene’s DDX delivery platform holds promise for multiple difficult-to-treat diseases and FEAC is delighted to partner with enGene as we continue the growth and transformation of the company with the resources of FEAC supporting this mission.”

enGene and EG-70 Highlights

enGene’s proprietary DDX platform enables nucleic acid cargoes such as non-viral gene therapies to be dosed directly into the lumen of mucosal tissues. enGene developed DDX to penetrate mucus barriers and to deliver genes to mucosal epithelial cells in a way that is re-dosable, scalable, and designed to integrate into existing clinical practice.

enGene is advancing its immune-oncology platform, which includes its clinical-stage lead candidate detalimogene voraplasmid (EG-70), a non-viral gene therapy administered by intravesical instillation. By encoding two retinoic acid-inducible gene I (RIG-I) agonists to stimulate the innate immune system as well as interleukin-12 (IL-12) to stimulate the adaptive immune system, detalimogene voraplasmid’s dual immune mechanism in a monotherapy is designed to produce long-term, organ-sparing outcomes in BCG-unresponsive NMIBC with CIS.

Data from the ongoing Phase 1/2 LEGEND study of patients with high-grade BCG-unresponsive NMIBC with CIS show positive pharmacodynamic urinary biomarker data, an encouraging safety profile across all tested doses, and strong preliminary efficacy based on cytology, cystoscopy, and biopsy. Across all dose levels of the Phase 1 study, a 3-month complete response (CR) rate of 71% was observed, with 15 patients in CR (N=21). Significantly, 78% of patients (7 out of 9) treated in the dose planned for the potentially pivotal Phase 2 experienced a 3-month CR, with a 57% 6-month CR rate (4 out of 7) also observed in this cohort. All successfully treated patients who had reached the efficacy assessment were evaluated.

enGene’s discovery programs and corresponding preclinical data illustrate the broad potential of its delivery platform to target and deliver non-viral gene therapy through mucosal tissues to treat additional oncological and non-oncological diseases, including urogenital tumors and respiratory illnesses such as cystic fibrosis.

Transaction Highlights

Potential gross proceeds to enGene include Forbion Growth’s existing investment in FEAC Class A shares of $20 million and a PIPE investment, other private investment and non-redemption commitment of approximately $115 million, anchored by Forbion Growth, with the participation of new leading institutional investors including, among others, BVF Partners, Omega Funds, Cowen Healthcare Investments, Investissement Québec, Vivo Capital, Northleaf Capital Partners and CTI Life Sciences Fund III, along with existing enGene investors Forbion Ventures III, Fonds de solidarité FTQ and Lumira Ventures, as well as an additional approximately $111 million held in FEAC’s trust as of March 31, 2023 (exclusive of (i) Forbion Growth’s existing investment in FEAC Class A shares of $20 million and (ii) approximately $1.7 million of capital subject to the non-redemption commitment mentioned above, and assuming no redemptions).

The proposed transaction was unanimously approved by the board of directors of enGene and FEAC and is supported by existing shareholders of enGene.

The proposed transaction is expected to be completed in the second half of 2023, subject to, among other things, the approval by FEAC shareholders and enGene shareholders, the interim order and the final order approving the transaction having been granted by the Supreme Court of British Columbia, and the satisfaction or waiver of other customary closing conditions.

Additional information about the business combination, including a copy of the definitive business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by FEAC with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

FEAC Advisors

SVB Securities is acting as lead capital markets advisor to FEAC and UBS Investment Bank is acting as lead financial advisor and capital markets advisor to FEAC. Davis Polk & Wardwell London LLP serves as U.S. legal counsel, Stikeman Elliott LLP serves as Canadian legal counsel, Maples Group serves as legal counsel and Loyens & Loeff N.V. serves as Dutch legal counsel to FEAC.

SVB Securities is acting as the lead placement agent and UBS Investment Bank is acting as co-placement agent to FEAC in connection with the PIPE commitments. Kirkland & Ellis LLP serves as legal counsel to SVB Securities and UBS Investment Bank.

enGene Advisors

Morgan Stanley & Co. LLC is acting as financial advisor to enGene. Morgan Lewis & Bockius LLP serves as U.S. legal counsel and Blake, Cassels & Graydon LLP serves as Canadian legal counsel to enGene.

About FEAC

FEAC is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more business or entities. FEAC’s sponsor, Forbion Growth Sponsor FEAC I B.V., is part of the Forbion group, a life sciences specialist venture fund manager with headquarters in Naarden, the Netherlands, and offices in Munich, Germany, and Singapore (“Forbion”). Forbion has established itself as one of the leading brands within the European life sciences industry, supported by a successful track record and strong reputation with co-investors, entrepreneurs, and large pharmaceutical companies. With 46 employees and a large network of dedicated advisors, Forbion boasts one of the largest teams of specialist investors in Europe, combining investment expertise in private and public markets with hands-on operational expertise in drug development, clinical development, and commercialization. With direct access to the expertise of Forbion, FEAC’s management possesses public and private market investing experience and operational knowledge to bring value added benefits to enGene.

About enGene

enGene is a clinical-stage biotechnology company developing non-viral gene therapies based on localized delivery of nucleic acid payloads to mucosal tissues. enGene’s proprietary dually derived chitosan (DDX) platform has a high-degree of payload flexibility, including DNA and various forms of RNA with broad tissue and disease application. In preclinical animal and in vitro models, enGene’s DDX technology has been demonstrated to effectively induce expression of therapeutic genes following delivery to the lung, gastrointestinal tract, and urinary tract, and its lead product detalimogene voraplasmid (EG-70) is being developed for the treatment of BCG-resistant non-muscle invasive bladder cancer (NMIBC) with CIS. enGene has developed scalable GMP-compliant manufacturing of DDX products. Headquartered in Montreal, Quebec, Canada, enGene is led by an experienced management team with an extensive track record and supported by leading international healthcare investors.

Additional Information and Where to Find It

In connection with the business combination agreement and the proposed business combination, enGene Holdings Inc. (“Newco”), which will be the surviving public company of the business combination, intends to file with the SEC a registration statement on Form S-4 relating to the proposed business combination, which will include a preliminary proxy statement/prospectus. This communication is not intended to be, and is not, a substitute for the proxy statement/prospectus or any other document that Newco or FEAC has filed or may file with the SEC in connection with the proposed business combination. After the registration statement on Form S-4 has been declared effective, the definitive proxy statement/prospectus will be mailed to shareholders of FEAC as of a record date to be established for voting on the proposed business combination and the other proposals regarding the proposed business combination set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and shareholders of

FEAC are urged to carefully read the entire proxy statement/prospectus, when it becomes available, as well as any amendments or supplements thereto, because they will contain important information about the proposed business combination. This press release does not contain all the information that should be considered concerning the proposed business combination and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters. FEAC investors and shareholders will also be able to obtain copies of the preliminary and definitive proxy statements/prospectuses, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Forbion European Acquisition Corp., Gooimeer 2-35, 1411 DC Naarden, The Netherlands, Attention: Cyril Lesser.

Participants in the Solicitation

FEAC, enGene, Newco and their respective directors, managers, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from FEAC’s shareholders with respect to the proposed business combination under the rules of the SEC. FEAC’s investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of FEAC’s directors and officers, without charge, in FEAC’s filings with the SEC, including, when filed with the SEC, the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement/prospectus, and other documents filed with the SEC. Such information with respect to enGene’s and Newco’s directors and executive officers will also be included in the proxy statement/prospectus.

No Offer or Solicitation

This press release is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and will not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, any securities (including securities of enGene, FEAC, Newco or the combined company), nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination will be implemented solely pursuant to the business combination agreement, to be filed as exhibit to the Current Report on Form 8-K to be filed by FEAC, which contains the full terms and conditions of the proposed business combination. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933.

Forward-Looking Statements

Some of the statements contained in this press release may constitute “forward-looking statements” and “forward-looking information”, as defined under applicable U.S. and Canadian securities laws, respectively (collectively, “forward-looking statements”). These forward-looking statements include, but are not limited to, statements regarding enGene’s and FEAC’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release may include, for example, statements regarding: enGene’s research and development programs, regulatory and business strategy, future development plans, and management; enGene’s ability to advance product candidates and the timing or likelihood of regulatory filings and approvals; statements regarding FEAC’s or enGene’s ability to consummate the proposed business combination.

All forward-looking statements are based on estimates and assumptions that, while considered reasonable by FEAC and its management and enGene and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond FEAC’s and enGene’s control. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and should not be relied on by an investor as, a guarantee, assurance, prediction or definitive statement of a fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of FEAC and enGene. All forward-looking statements are subject to risks, uncertainties and other factors that may cause actual results to differ materially from those that we expected and/or those expressed or implied by such forward-looking statements. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements with respect to the proposed business combination; the outcome of any legal proceedings that may be instituted against FEAC, enGene, Newco or others following this announcement of the proposed business combination and the definitive agreements with respect thereto; the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of FEAC or enGene, or to satisfy other conditions to closing; changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; the ability of the combined company to meet stock exchange listing standards following the consummation of the proposed business combination; the risk that the proposed business combination disrupts current plans and operations of enGene as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the net cash proceeds to the combined company following redemptions and transaction expenses; risks applicable to enGene’s business, including the extensive regulation of all aspects of enGene’s business, competition from other existing or newly developed products and treatments; risks associated with the protection of intellectual property, the combined company’s ability to raise additional capital to fund its produce development activity, and its ability to maintain key relationships and to attract and retain talented personnel; costs related to the proposed business combination; changes in applicable laws or regulations; the possibility that enGene or the combined company may be adversely affected by changes in domestic and foreign business, market, financial, political, legal conditions and laws and regulations; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; enGene’s estimates of expenses; or other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements and Risk Factor Summary” in FEAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, or other documents filed or to be filed from time to time by FEAC or Newco with the SEC.

Any forward-looking statement speaks only as of the date on which it was made. FEAC and enGene anticipate that subsequent events and developments will cause FEAC and enGene’s assessments to change. While FEAC and enGene may elect to update these forward-looking statements at some point in the future, FEAC and enGene specifically disclaim any obligation to do so, unless required by applicable law. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

enGene and FEAC disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this press release and such liability is expressly disclaimed.

INVESTOR CONTACT:

For further information: enGene, Inc. (media@engene.com) or Jasper Bos, CEO, Forbion European Acquisition Corp. (jasper.bos@forbion.com).